UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 17, 2009
Date of Report (Date of earliest event reported)

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

100 North Point Center East, Suite 600
Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.  (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.  (17 CFR 240.13c-4(c))

Item 8.01 Other Events

Schweitzer-Mauduit International Inc., or the Company, is filing this Current Report on Form 8-K to update portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on March 6, 2009, to reflect, for all periods presented, the retrospective impact of adopting Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB 51” (SFAS No. 160) and  FASB Staff Position (FSP) No. EITF 03-6-1, “Determining Whether Instruments Granted in Share-based Payment Transactions are Participating Securities.”

As of January 1, 2009, the Company adopted the provisions of  SFAS No. 160 which changes the accounting for noncontrolling (minority) interests in consolidated financial statements including the requirements to classify noncontrolling interests as a component of consolidated stockholders’ equity, and the elimination of “minority interest” accounting in results of operations with earnings attributable to noncontrolling interests reported as a part of consolidated earnings and to apply these financial statement presentation requirements retrospectively. Additionally, SFAS No. 160 revises the accounting for both increases and decreases in a parent’s controlling ownership interest.  The adoption of this standard changed how we present noncontrolling interests in our financial statements and has been retrospectively applied to all periods presented.

As of January 1, 2009, the Company adopted FSP No. EITF 03-6-1, which states that unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and should be included in the calculation of earnings per share using the two-class method. The Company has granted restricted stock that contain nonforfeitable rights to dividends on unvested shares. Since these unvested restricted shares are considered participating securities under FSP EITF 03-6-1, the adoption of FSP EITF 03-6-1 changes the Company’s computation of basic earnings per share retrospectively. Under the two-class method, the Company allocates earnings per share to common stock and participating securities according to dividends declared and participation rights in undistributed earnings. Earnings per share for each year presented have been recast to reflect the impact of this new accounting guidance.

The adoption of SFAS No. 160 and FSP No. EITF 03-6-1 was previously reflected in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2009 and June 30, 2009.

The following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March 6, 2009 are being filed to reflect the retrospective adoption of SFAS No. 160 and FSP EITF 03-6-1 (such sections are filed as Exhibits hereto and hereby incorporated by reference herein):

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation

•	Part II, Item 8. Financial Statements and Supplementary Data

The Company has included the entire text of the affected sections. No sections of the 2008 Form 10-K other than those identified above are being updated by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008 and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncements described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2009 and June 30, 2009 and the Company’s other 2009 filings. These other filings contain important information regarding the Company that has arisen since the filing of the 2008 Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

23.1 Consent of Deloitte & Touche LLP

99.1 Update to Selected Items of the Annual Report on Form 10-K for the year ended December 31, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

By:	/s/ Peter J. Thompson
Peter J. Thompson
Treasurer, Chief Financial and Strategic Planning Officer

Dated:  September 17, 2009

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SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
Current Report on Form 8-K
Dated September 17, 2009

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Update to Selected Items of the Annual Report on Form 10-K for the fiscal year ended December 31, 2008

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